EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Casella Waste Systems, Inc. for the period ended September 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (“Report”), the undersigned, Bradford J. Helgeson, Executive Vice President and Chief Financial Officer, hereby certifies, pursuant to 18 U.S.C. Section 1350, that, to his knowledge:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)the information contained in the Report fairly presents, in all material respects, our financial condition and results of operations.

Date: October 31, 2024	By: /s/ Bradford J. Helgeson
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)